UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011

ORACO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-167607	27-2300414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 West Knox Road, Suite 102, Tempe, AZ.	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480)588-3333

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2011, the Registrant entered into an Addendum No. 1 (“Addendums”) to the Share Exchange Agreement and Plan of Reorganization dated March 7, 2011 (“Original Agreement”) between among Oraco Resources, Inc., a Canadian corporation (“ORI”), and Jyork Industries Inc. Ltd., a Sierra Leone corporation (“JYORK”).  Pursuant to each Addendum the effective date was extended from April 8, 2011 to May 10, 2011 to complete the conditions set forth in the Original Agreement.

A copy of each Addendum is filed as Exhibit 10.4 and 10.5 to this Current Report and is incorporated in its entirety herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.4	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with Oraco Resources, Inc., a Canadian corporation dated March 24, 2011
10.5	Addendum No. 1 to Share Exchange Agreement and Plan of Reorganization with JYORK Industries Inc. Ltd., a Sierra Leone corporation dated March 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACO RESOURCES, INC.

By: /S/ Steven Subick
Steven Subick, President
Date: April 28, 2011